Condensed Consolidated Statements of Operations - USD ($)	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Loss from operations	$ (264,000)	$ (1,710,000)
Net loss	(328,000)	(1,754,000)
Iris Parent Holding Corp
Franchise tax expense	255	247
Loss from operations	(255)	(247)
Net loss	$ (255)	$ (247)
Weighted average shares outstanding - basic	100	100
Weighted average shares outstanding - diluted	100	100
Basic net loss per share	$ (2.55)	$ (2.47)
Diluted net loss per share	$ (2.55)	$ (2.47)